UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. ______)
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
JOHN HANCOCK INCOME SECURITIES TRUST
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on January 20, 2012.

JOHN HANCOCK INCOME
SECURITIES TRUST

Meeting Information
Meeting Type:     Annual Meeting of Shareholders
For holders as of:   November 1, 2011
Date:   January 20, 2012         Time:   2:00 p.m., EST

Location:	601 Congress Street Boston, Massachusetts 02210
Directions to meeting: http://materials.proxyvote.com/JH/Proxy
You are receiving this communication because you hold shares in the above named fund.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side of this notice).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT (INCLUDES PRESIDENT’S LETTER)
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise If you want to receive a paper or e-mail copy of these documents. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before January 9, 2012 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Trustees recommends that you vote FOR the following:
1.	To elect ten (10) Trustees to serve until their respective successors have been duly elected and qualified or such earlier date as required by the by-laws of the fund.

01)	James F. Carlin	06)	Patti McGill Peterson
02)	William H. Cunningham	07)	John A. Moore
03)	Deborah C. Jackson	08)	Steven R. Pruchansky
04)	Stanley Martin	09)	Gregory A. Russo
05)	Hugh McHaffie	10)	John G. Vrysen

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Voting Instructions